UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

CASCADE BANCORP
(Exact name of registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices) (Zip Code)

(541) 385-6205

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

On December 20, 2011, Registrant engaged BDO USA, LLP as Registrant’s independent registered public accounting firm for fiscal year 2012.

During the two preceding fiscal years and the interim period from January 1, 2011 through December 20, 2011, Registrant did not consult with BDO USA, LLP regarding either the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on Registrant’s financial statements, and did not consult with BDO USA, LLP as to any matter that was either the subject of a disagreement or a reportable event.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2011, Registrant amended its bylaws to increase the maximum number of authorized directors from eleven to twelve.  The amendment is attached to this report as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.1           Amendment to Amended and Restated Bylaws of Cascade Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Date: December 20, 2011

CASCADE BANCORP /s/ Patricia L. Moss Patricia L. Moss President and Chief Executive Officer